REVOLVING PROMISSORY NOTE US $20,000,000.00 Houston, Texas December 27, 2018 For Value Received, Hartman Spectrum, LLC, a Texas limited liability company, having an address at 2909 Hillcroft Street, Suite 420, Houston, Texas 77057 ("Hartman Spectrum"), Hartman 11211, LLC, a Texas limited liability company, having an address at 2909 Hillcroft Street, Suite 420, Houston, Texas 77057 ("Hartman 11211"), and Hartman vREIT XXI Operating Partnership L.P., a Texas limited partnership having an address at 2909 Hillcroft Street, Suite 420, Houston, Texas 77057 ("Hartman Partnership"; and Hartman Spectrum, Hartman 11211 and Hartman Partnership are collectively referred to herein as "Borrowers" and each sometimes individually referred to as a "Borrower"), hereby promise to pay to the order of East West Bank, a California state-chartered bank (together with its successors and assigns and any subsequent holders of this Revolving Promissory Note (this "Note"), collectively, the "Lender"), having an address at 9300 Flair Drive, 6th Floor, El Monte, California 91731, as hereinafter provided, the principal sum of TWENTY MILLION and NO/100 Dollars (US $20,000,000.00), together with interest on the unpaid principal balance of this Note from the date of this Note, until paid, at the Applicable Interest Rate (as defined below). Interest on this Note shall be paid in arrears. Principal under this Note shall, unless a Default (as defined below) has occurred and is continuing in which case all principal, interest and other sums owing under this Note shall be due upon demand by Lender, be due and payable at Lender's address set forth above on the Maturity Date (as defined below). Interest only under this Note shall be payable, at Lender's address set forth above, in consecutive monthly installments on each Payment Date (as defined below) in the following manner: (1) with respect to the first Payment Date and each subsequent Payment Date prior to the first Reset Date (as defined below), monthly installments of interest shall be payable in the amount set forth in Lender's monthly Payment Notice (as defined below) sent to Borrowers; and (2) for all Payment Dates thereafter, the amount set forth in the then relevant Payment Notice shall be payable covering such Payment Dates prior to the next succeeding Reset Date, except that any remaining indebtedness of this Note, the Instrument or under any of the other Loan Documents (as such terms are defined below) (including, but not limited to, all unpaid principal outstanding under this Note accrued and unpaid interest on the then outstanding principal balance of this Note), if not sooner due and payable, shall be due and payable on the Maturity Date. For purposes of this Note, the following capitalized terms shall have the following meanings: "Applicable Interest Rate" shall mean (i) from and including the date of this Note to and including the day immediately preceding the first Reset Date, the Initial Rate and (ii) thereafter, the lesser of (A) the Maximum Legal Rate or (B) the PRIME Rate then in REVOLVING PROMISSORY NOTE 1 6760094 V4 (78055.00038.000)

effect (whether or not Borrowers have received a Payment Notice notifying Borrowers of a change in the then current PRIME Rate); provided, however, that if at any time the rate of interest specified in clauses (i) or (ii)(B) immediately above shall exceed the Maximum Legal Rate (in which event the Applicable Interest Rate is automatically reduced to the Maximum Legal Rate), then any subsequent reduction in PRIME will not reduce the Applicable Interest Rate below the Maximum Legal Rate until the total amount of interest accrued hereunder equals the amount of' interest which would have accrued if there had been no reduction to the Maximum Legal Rate. A new Applicable Interest Rate shall take effect immediately on the Reset Date whether or not Borrowers have received a Payment Notice notifying Borrowers of the change in the Applicable Interest Rate. "Business Day" shall mean any day other than a Saturday or a Sunday or any day on which commercial banks in Los Angeles, California, are authorized or required to close. "day" shall mean a calendar day. "Default Rate" shall mean a rate per annum of five percent (5%) above the then Applicable Interest Rate. "Initial Rate" shall mean five and four tenths of a percent (5.40%) per annum. "Interest Period" shall mean the period commencing on each and every Reset Date through and including the day immediately preceding the next succeeding Reset Date. "Loan Agreement" shall mean that certain Master Credit Facility Agreement dated of even date herewith executed by Borrowers and Lender governing the terms under which the Loan will be advanced after the date hereof. "Margin" shall mean a negative one tenth percent (0.10%) per annum. "Maturity Date" shall mean December 27, 2021. "Maximum Legal Rate" shall mean the greatest of the rates of interest from time to time permitted under applicable federal law and the law of the State of Texas to be charged on the Loan (as hereinafter defined). "Payment Date" shall mean February 1, 2019 and the 1st day of each calendar month thereafter, or if such day is not a Business Day the next succeeding Business Day. "Payment Notice" shall mean a notice to Borrowers setting forth the amount of interest to be paid on (a) the next Payment Date and (b) each of the next succeeding Payment Dates thereafter until the next succeeding Reset Date, which notice shall be given by Lender not more than ten (10) days after each Reset Date. A Payment Notice shall also include payment figures for the calendar month in which the Reset Date occurred showing the number of days and amounts due at the old Applicable Interest Rate from the beginning of such calendar month to the day immediately preceding the Reset Date and the number of days and amounts due at the new Applicable Interest Rate from and including the REVOLVING PROMISSORY NOTE 2 6760094 V4 (78055.00038.000)

Reset Date to the end of such calendar month. If a Payment Notice is delivered after the Payment Date immediately succeeding the Reset Date, the Payment Notice shall, in addition to the above information, provide that if Borrowers made their payment(s) on the Payment Date(s) after such Reset Date (but prior to when the Payment Notice was delivered) at the old Applicable Interest Rate then (x) if the Applicable Interest Rate increased on the Reset Date in question, then Borrowers shall pay the difference in amounts owed to Lender on the Payment Date immediately following when the Payment Notice was delivered and (y) if the Applicable Interest Rate decreased on the Reset Date in question, then Borrowers shall receive a credit in the amount overpaid by Borrowers to Lender against the amount due on the Payment Date immediately following when the Payment Notice was delivered. Failure of Lender to timely give the Payment Notice shall not waive Lender's right to subsequently give such notice or Borrowers' obligation to make the payments determined in accordance with the provisions set forth above and the immediately following sentence. The amounts set forth in the then applicable Payment Notice shall be for the Interest Period for which the Payment Notice is given, consisting of interest determined based on the Applicable Interest Rate for the then current Interest Period and the principal amount outstanding on the then applicable Reset Date. "PRIME" for any Interest Period shall mean the rate of interest per annum quoted on the day immediately preceding the Reset Date in the "Money Rates" section of the WSJ and designated as the "Prime Rate" (determined on a 360 day, actual days elapsed basis). If such prime rate, as so quoted is split between two or more different interest rates, then the Prime shall be the highest of such interest rates. If such prime rate shall cease to be published or is published infrequently or sporadically, then the Prime shall be the rate of interest per annum established from time to time by Lender and designated as its base or prime rate, which may not necessarily be the lowest interest rate charged by Lender and is set by Lender in its sole discretion. "PRIME Rate" shall mean the sum of PRIME minus the Margin. PRIME Rate may not be the lowest interest rate offered by Lender to its customers. "Properties" means Mortgaged Properties as defined in the Loan Agreement. "Reset Date" " shall mean the date occurring on or after the first Payment Date that either (a) a change in PRIME occurs, whether or not Borrowers have received a Payment Notice of such change in PRIME or (b) Borrowers either (i) make a payment of principal under this Note in any amount for any reason or (ii) Borrowers or any single Borrower (as such terms are then currently defined on the date of such advance) receives an advance of principal from Lender under this Note (it being acknowledged by Borrowers that more than one Reset Date may occur before Borrowers receive a new Payment Notice). "WSJ" shall mean the U.S. Edition of The Wall Street Journal. REVOLVING PROMISSORY NOTE 3 6760094 V4 (78055.00038.000)

Interest on the principal sum of this Note shall be calculated on a 365/360 basis; that is, by applying the ratio of the interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. The Loan will be advanced in accordance with the terms of this Note and the Loan Agreement and the indebtedness evidenced by this Note (the "Loan") is, initially secured by, among other things, (a) those two certain Deeds of Trust, Assignment of Rents and Security Agreement (collectively, the "Instruments") dated of even date herewith, executed by Borrowers encumbering two (2) separate tracts of real property more particularly described therein (collectively, the "Properties"), and reference is made thereto for rights as to acceleration of the Loan, and (b) that certain Guaranty (herein so referenced) dated of even date herewith, executed by Hartman vREIT XXI, Inc., a Maryland corporation ("Guarantor") for the benefit of Lender. This Note, the Loan Agreement, the Guaranty, the Instruments and all other instruments and/or agreements evidencing, securing, governing or guaranteeing the Loan are collectively referred to herein as the "Loan Documents" and individually as a "Loan Document". All notices hereunder shall be delivered and become effective as provided in the Instrument for notices thereunder. If any Default (as defined in the Loan Agreement) shall occur and is continuing, the entire principal amount outstanding hereunder and accrued interest thereon shall at once become due and payable, at the option of Lender. Lender may exercise this option to accelerate during any Default by Borrowers or Hartman vREIT XXI, Inc., a Maryland corporation ("Guarantor"; and Borrowers and Guarantor are collectively referred to herein as the "Loan Parties", and sometimes referred to herein individually as a "Loan Party") regardless of any prior forbearance. In the event of any Default and if the same is referred to an attorney at law for collection or any action at law or in equity is brought with respect thereto, Borrowers shall pay Lender all reasonable expenses and costs, including, but not limited to, attorney's fees and costs. In addition to the definitions set forth above, for purposes of this Note, the following capitalized terms shall have the following meanings: "Capital Expenditure" means any expenditure by Borrowers for an asset which will be used in a year or years subsequent to the year in which the expenditure is made and which asset is properly classified in relevant financial statements of the Loan Parties as equipment, real property, a fixed asset or a similar type of capitalized asset in accordance with GAAP. "Casualty" means a fire, explosion, flood, collapse, earthquake or other casualty affecting all or any portion of any of the Properties. "Condemnation" means a taking or voluntary conveyance of all or part of any of the Properties or any interest in or right accruing to or use of any of the Properties, as the result of, or in settlement of, any condemnation or other eminent domain proceeding by any appropriate governmental authority. "GAAP" means generally accepted accounting principles, applied on a consistent basis, as set forth in opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards REVOLVING PROMISSORY NOTE 4 6760094 V4 (78055.00038.000)

Board and/or their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period. "ICR" means, with respect to the Test Period, the ratio of (a) Net Operating Income for the Test Period divided (b) the then current monthly payment of interest under this Note, annualized. "Loss Proceeds" means amounts, awards or payments payable to Borrowers or Lender in respect of all or any portion of any of the Properties in connection with a Casualty or Condemnation thereof (after the deduction therefrom and payment to Borrowers and Lender, respectively, of any and all reasonable expenses incurred by Borrowers and Lender in the recovery thereof, including all attorneys' fees and disbursements, the fees of insurance experts and adjusters and the costs incurred in any litigation or arbitration with respect to such Casualty or Condemnation). "Net Operating Income" means, with respect to the Test Period, the excess of (i) Operating Income (other than percentage rent and other income not considered base rent) for the Test Period plus the actual percentage rent and other income not considered base rent actually received by Borrowers during the Test Period, minus (ii) Operating Expenses for the Test Period. "Operating Expenses" means, for the Test Period, all operating, renting, administrative, management, legal and other ordinary expenses of Borrowers and all of the Properties actually paid by Borrowers during the Test Period, determined in accordance with the GAAP; provided, however, that such expenses shall not include (i) depreciation, amortization or other non-cash items, (ii) interest, principal or any other sums due and owing with respect to the Loan, (iii) income taxes or other taxes in the nature of income taxes, (iv) Capital Expenditures, or (v) equity distributions. "Operating Income" means, for any period, gross revenues from all of the Properties during the Test Period, determined in accordance with GAAP (but without straight-lining of rents) and as adjusted by Lender to normalize such income, other than (i) Loss Proceeds (but Operating Income will include rental loss insurance proceeds to the extent allocable to such period), (ii) any revenue attributable to a Lease (as defined in the Instrument) to the extent it is paid more than 30 days prior to the due date, (iii) any interest income from any source, (iv) any repayments received from any third party of principal loaned or advanced to such third party borrower permitted by Lender in its sole discretion, (v) any proceeds resulting from the Transfer of all or any portion of any of the Properties permitted by Lender in its sole discretion, (vi) sales, use and occupancy or other taxes on receipts required to be accounted for by Borrowers to any government or governmental agency, and (vii) any other extraordinary or non-recurring items. "Transfer" means the sale or other whole or partial conveyance of all or any portion of any of the Properties or any direct or indirect interest therein (other than the Other Properties and Businesses as defined in the Instrument) to a third party, including REVOLVING PROMISSORY NOTE 5 6760094 V4 (78055.00038.000)

granting of any purchase options, rights of first refusal, rights of first offer or similar rights in respect of any portion of any of the Properties or the subjecting of any portion of any of the Properties to restrictions on transfer permitted by Lender in its sole discretion; except that the leasing of lease space at any of the Properties in accordance with the terms of the Instrument shall not constitute a Transfer. Notwithstanding the foregoing, a "Transfer" should not include any merger or "roll up" approved by Lender pursuant to Section 19(b) of the Instrument. "Test Period" means the 12-month period commencing on January 1, 2019 and ending on December 31, 2019 and each immediately successive 12-month period thereafter. At the end of the first (1st) anniversary of this Note, in the event the combined ICR of the Properties for the Test Period is less than 1.50, then Lender, after receiving the information allowing Lender to calculate the ICR (whether from Borrowers or otherwise), may, at Lender's sole option, send a written notice to Borrowers of such event and Borrowers, within twenty (20) days of receipt of such written notice from Lender, shall pay down the unpaid principal balance of this Note by an amount which would cause the combined ICR of the Properties for the Test Period to equal 1.50 or greater and (a) upon such pay down the interest payments due under this Note shall be recalculated by Lender at the then current Applicable Interest Rate to be paid on each Payment Date thereafter and (b) the Lender, shall send a notice of re-calculation to Borrowers notifying Borrowers of the new interest payment to be paid by Borrowers to Lender thereafter on each Payment Date. If any installment under this Note (other than the last installment paid on the Maturity Date) is not received by Lender within ten (10) calendar days after the installment is due, Borrowers shall pay to Lender a late charge of the greater of (a) US $250.00 or (b) five percent (5%) of such installment, such late charge to be immediately due and payable without demand by Lender. If any installment under this Note or any other monetary payment due under this Note, the Instrument or any other Loan Document is not received by Lender when such payment is due and payable under the applicable Loan Document, the outstanding principal balance of this Note shall bear interest at the Default Rate during the period from the original date such payment was due through and including the date such payment is actually received by Lender, or if any non- monetary Default under this Note, the Instruments or any other Loan Document shall occur and is continuing, the outstanding principal balance of this Note shall bear interest at the Default Rate during the period any of the Loan Parties is in Default, or, if such increased rate of interest may not be collected from Borrowers under applicable law, then at the maximum increased rate of interest, if any, which may be collected from Borrowers under applicable law. From time to time, without affecting the obligation of Borrowers or the successors or assigns of Borrowers to pay the outstanding principal balance of this Note and observe the covenants of Borrowers contained herein, in the Instruments or in any other Loan Document, without affecting the guaranty of any person, corporation, partnership or other entity for payment of the outstanding principal balance of this Note, without giving notice to or obtaining the consent of Borrowers or guarantors, the successors or assigns of Borrowers or guarantors, and without liability on the part of Lender, Lender may, at the option of Lender, extend the time for payment of said outstanding principal balance or any part thereof and/or any interest accrued thereon, reduce the payments thereon, release anyone liable on any of said outstanding principal REVOLVING PROMISSORY NOTE 6 6760094 V4 (78055.00038.000)

balance, or any part thereof and/or any interest accrued thereon, accept a renewal of this Note, modify the terms and time of payment of said outstanding principal balance and/or any interest accrued thereon, join in any extension or subordination agreement, release any security given herefor, take or release other or additional security, and agree in writing with Borrowers to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder. Borrowers may prepay this Note in full at any time, or in part from time to time, without premium or penalty; provided, however, Borrowers may only prepay this Note pursuant to the following terms of this paragraph: (a) Borrowers may not make any prepayment under this Note so long as a Default has occurred and is continuing either on the date a Prepayment Notice (as defined below) is received by Lender or on the Payment Date on which such prepayment is to occur; (b) Borrowers may make a prepayment of this Note on a Payment Date upon giving Lender two (2) days prior written notice (a "Prepayment Notice") of the proposed prepayment; and (c) any prepayment must be made with all other payments due and payable on such Payment Date. The unpaid balance of this Note shall increase and decrease with each new advance or payment hereunder, as the case may be. This Note shall not be deemed terminated or canceled prior to the date of its maturity, although the entire principal balance hereof may from time to time be paid in full. Borrowers may borrow, repay and re-borrow hereunder for Operational Purposes and Acquisition/Refinance Purposes (as such terms are defined in the Loan Agreement) in accordance with the terms of the Loan Agreement. All payments and prepayments of principal or interest on this Note shall be made in lawful money of the United States of America in immediately available funds, at the address of Lender indicated above, or such other place as the holder of this Note shall designate in writing to Borrowers. If any payment of principal or interest on this Note shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and any such extension of time shall be included in computing interest in connection with such payment. The books and records of Lender shall be prima facie evidence of all outstanding principal of and accrued and unpaid interest on this Note. This Note shall be governed by and construed in accordance with the laws of the State of Texas and applicable federal law. It is the intent of Borrowers and Lender and all other parties to the Loan Documents to conform to and contract in strict compliance with applicable usury laws from time to time in effect. All agreements between Lender and Borrowers (or any other party liable with respect to any indebtedness under the Loan Documents) are hereby limited by the provisions of this paragraph which shall override and control all such agreements, whether now existing or hereafter arising and whether written or oral. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged or received under this Note or otherwise, exceed the maximum nonusurious amount permissible under applicable law. If, from any possible construction of any document, interest would otherwise be payable in excess of the maximum nonusurious amount, any such construction shall be subject to the provisions of this paragraph and such document shall be automatically reformed and the REVOLVING PROMISSORY NOTE 7 6760094 V4 (78055.00038.000)

interest payable shall be automatically reduced to the maximum nonusurious amount permitted under applicable law, without the necessity of execution of any amendment or new document. If Lender shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the maximum lawful amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the indebtedness evidenced hereby in the inverse order of its maturity and not to the payment of interest, or refunded to Borrowers or any other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. The right to accelerate maturity of this Note or any other indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Lender does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to Lender shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of such indebtedness so that the amount of interest on account of such indebtedness does not exceed the maximum nonusurious amount permitted by applicable law. As used in this paragraph, the term "applicable law" shall mean the laws of the State of Texas or the federal laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future. BORROWERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT BORROWERS MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THIS NOTE, THE INSTRUMENT, ANY OTHER LOAN DOCUMENT, ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS NOTE IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED IN THE STATE OF TEXAS. EXCEPT TO THE EXTENT THAT THE LAWS OF THE UNITED STATES MAY APPLY TO THE TERMS HEREOF, THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF THIS NOTE. IN THE EVENT OF A DISPUTE INVOLVING THIS NOTE, THE INSTRUMENT OR ANY OTHER LOAN DOCUMENTS, THE UNDERSIGNED IRREVOCABLY AGREES THAT VENUE FOR SUCH DISPUTE SHALL LIE IN ANY COURT OF COMPETENT JURISDICTION IN HARRIS COUNTY, TEXAS. IF MORE THAN ONE PERSON OR ENTITY EXECUTES THIS NOTE AS BORROWER, ALL OF SAID PARTIES SHALL BE JOINTLY AND SEVERALLY LIABLE FOR THE REPAYMENT OF THE LOAN. PRESENTMENT FOR PAYMENT, DEMAND, NOTICE OF NONPAYMENT OR NONPERFORMANCE, PROTEST, NOTICE OF PROTEST, NOTICE OF INTENT TO ACCELERATE, NOTICE OF ACCELERATION, AND ALL OTHER NOTICES (EXCEPT ONLY FOR ANY NOTICES WHICH ARE SPECIFICALLY REQUIRED BY THIS NOTE, THE INSTRUMENT OR ANY OTHER LOAN DOCUMENT), FILING OF SUIT AND DILIGENCE IN COLLECTING THIS NOTE OR ENFORCING ANY OF THE SECURITY HEREFOR ARE HEREBY WAIVED BY REVOLVING PROMISSORY NOTE 8 6760094 V4 (78055.00038.000)

BORROWERS, GUARANTORS, ENDORSERS, SURETIES AND ANY OTHER PARTY NOW OR HEREAFTER LIABLE FOR THE PAYMENT OF THIS NOTE IN WHOLE OR IN PART. THIS NOTE SHALL BE THE JOINT AND SEVERAL OBLIGATION OF BORROWERS, ALL MAKERS, SURETIES, GUARANTORS AND ENDORSERS, AND SHALL BE BINDING UPON THEM AND THEIR SUCCESSORS AND ASSIGNS. BORROWERS, AND ANY ENDORSERS, GUARANTORS, SURETIES AND ANY OTHER PARTY NOW OR HEREAFTER LIABLE FOR THE PAYMENT OF THIS NOTE IN WHOLE OR IN PART, HEREBY SEVERALLY WAIVE AND RELINQUISH, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO THE BENEFITS OF ANY MORATORIUM, REINSTATEMENT, MARSHALING, FORBEARANCE, VALUATION, STAY, EXTENSION, REDEMPTION, APPRAISEMENT, EXEMPTION AND HOMESTEAD NOW OR HEREAFTER PROVIDED BY THE CONSTITUTION AND LAWS OF THE UNITED STATES OF AMERICA AND OF EACH STATE THEREOF, BOTH AS TO ITSELF AND IN AND TO ALL OF ITS PROPERTY, REAL AND PERSONAL, AGAINST THE ENFORCEMENT OF THE OBLIGATIONS EVIDENCED BY THIS NOTE, THE INSTRUMENT OR ANY OTHER LOAN DOCUMENTS. Lender shall have the right to assign, in whole or in part, this Note, the Instrument and any other Loan Document and all of its rights hereunder and thereunder, and all of the provisions herein and therein shall continue to apply to the Loan. Lender and any subsequent holder hereof shall have the right to participate the Loan with other parties. In no event shall Chapter 346 of the Texas Finance Code (which regulates certain revolving loan accounts and revolving tri-party accounts) apply to this Note. To the extent that Chapter 303 of the Texas Finance Code is applicable to this Note, the "weekly ceiling" specified in such article is the applicable ceiling; provided that, if any applicable law permits greater interest, the law permitting the greatest interest shall apply. Borrowers agree that no advances under this Note shall be used for personal, family or household purposes, and that all advances hereunder shall be used solely for business, commercial, investment, or other similar purposes. [Remainder of Page Intentionally Left Blank. Signature Page Follows.] REVOLVING PROMISSORY NOTE 9 6760094 V4 (78055.00038.000)